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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      December 21, 2001 (December 21,2001)

                Date of Report (Date of earliest event reported)




                           TRIMBLE NAVIGATION LIMITED

             (Exact name of registrant as specified in its charter)


        California                        0-18645               94-2802192
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              645 North Mary Avenue
                           Sunnyvale, California 94088

          (Address, including zip code, of principal executive offices)


                                 (408) 481-8000

              (Registrant's telephone number, including area code)




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Item 5.           Other Events.

     On December 21, 2001, Trimble Navigation Limited (the "Company") entered into a Stock and Warrant Purchase Agreement (the "Purchase Agreement") with certain accredited investors (the "Investors") pursuant to which the Company sold 1,783,337 shares of its common stock at a price of $15.00 per share in a private placement transaction. The Investors also received warrants having a five-year term of exercise to purchase up to 356,670 additional shares of the Company's common stock at an exercise price of $19.475 per share (the "Warrants").

     The number of shares issuable upon the exercise of the Warrants and the exercise price thereof are subject to adjustments for stock splits, combinations and similar transactions and are subject to antidilution protection in the event of certain dilutive financings (subject to customary exceptions) during the term of the Warrants.

     As part of the private financing, the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission with respect to the resales of the shares of common stock (including those shares underlying the Warrants) purchased by the Investors.

     The above description provided in this Report on Form 8-K of the terms and conditions of the private placement to Investors under the Purchase Agreement and the transactions contemplated thereby is a summary only and is qualified in its entirety by reference to the full text of the agreements which are attached hereto as exhibits. In addition, a copy of the press release issued by the Company on December 21, 2001 describing the private placement is filed as
Exhibit 99.1 hereto.


Item 7.           Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.
                           --------

                          4.1 Stock and Warrant Purchase Agreement between and among the Company and the investors thereto dated December 21, 2001.

                          4.2 Form of Warrant to Purchase Shares of Common Stock dated December 21, 2001.

                          99.1 Text of Company Press Release dated
                               December 21, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIMBLE NAVIGATION LIMITED
                                             a California corporation


Dated: December 21, 2001                    By: /s/ Mary Ellen Genovese
                                                -------------------------------
                                                Mary Ellen Genovese
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



 Exhibit Number                   Description
----------------  ------------------------------------------------------------
     4.1 Stock and Warrant Purchase Agreement between and among the Company and the investors thereto dated December 21, 2001.

     4.2 Form of Warrant to Purchase Shares of Common Stock dated December 21, 2001.

     99.1         Text of Company Press Release dated December 21, 2001.



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